UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 13, 2012
Date of Report (Date of earliest event reported)

DUMA ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53313 (Commission File Number)	30-0420930 (IRS Employer Identification No.)

800 Gessner, Suite 200, Houston, Texas (Address of principal executive offices)	77024 (Zip Code)

(281) 408-4880
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On November 13, 2012, Duma Energy Corp. (the "Company") filed its Annual Report on Form 10-K (the "10-K") for its fiscal year ended July 31, 2012. The Company did not include interactive data using eXtensible Business Reporting Language (XBRL) in such 10-K; instead, the Company plans to file an amended 10-K containing such interactive data, including detail-tagged footnotes, within the grace period available in connection with the initial submission of detail-tagged footnotes, as described below.

The Company is not required to provide detail-tagged footnotes in the 10-K (such detail-tagged footnotes will first be required for the Company in connection with its Quarterly Report on Form 10-Q for its quarter ended October 31, 2012). However, the Company has determined that it will voluntarily provide such detail-tagged footnotes with respect to the 10-K. As such, the Company intends to file an amended 10-K within the one-time 30-day grace period available in connection with the initial submission of detail-tagged footnotes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUMA ENERGY CORP.
Date: November 13, 2012	/s/ Sarah Berel-Harrop Name: Sarah Berel-Harrop Title: Chief Financial Officer

__________